American Mutual Fund, Inc.
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $103,400
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,531
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,178
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,133
------------------ --------------------------------
------------------ --------------------------------
Total              $110,242
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $662
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $103
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $129
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $32
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $9
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $30
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $276
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $408
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $189
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $654
------------------ --------------------------------
------------------ --------------------------------
Total              $112,734
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2400
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1685
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1610
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2489
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2519
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1456
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1479
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2072
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2384
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1570
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1636
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.2097
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2494
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2857
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            450,472
------------------ ----------------------------------
------------------ ----------------------------------
Class B            17,015
------------------ ----------------------------------
------------------ ----------------------------------
Class C            16,024
------------------ ----------------------------------
------------------ ----------------------------------
Class F            10,389
------------------ ----------------------------------
------------------ ----------------------------------
Total              493,900
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,143
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        816
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,074
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        184
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        51
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          222
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,032
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          2,579
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          874
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          2,383
------------------ ----------------------------------
------------------ ----------------------------------
Total              507,258
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $24.39
----------------------- -------------------------
----------------------- -------------------------
Class B                 $24.23
----------------------- -------------------------
----------------------- -------------------------
Class C                 $24.19
----------------------- -------------------------
----------------------- -------------------------
Class F                 $24.32
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $24.35
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $24.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $24.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $24.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $24.36
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $24.25
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $24.24
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $24.28
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $24.34
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $24.37
----------------------- -------------------------